UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

August 25, 2004

Date of Report (Date of earliest event reported)

MID-AMERICA APARTMENT COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Charter)

TENNESSEE	1-12762	62-1543819
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6584 POPLAR AVENUE, SUITE 300

MEMPHIS, TENNESSEE 38138

(Address of principal executive offices)

(901) 682-6600

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On August 25, 2004, the registrant issued a press release announcing an acquisition.

ITEM 9.01 Financial Statements and Exhibits

EXHIBIT 99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date: August 25, 2004	/s/ Simon R.C. Wadsworth
Simon R.C. Wadsworth
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)